Exhibit 99.1

Kroger
FOOD & PHARMACY

SUPPLEMENTAL FINANCIAL INFORMATION

QUARTER ENDED SEPTEMBER 30, 2020

WEINGARTEN REALTY

ROSS
DRESS FOR LESS

www.weingarten.com

2600 Citadel Plaza Drive

P.O. Box 924133

Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY

REPORTS THIRD QUARTER RESULTS AND

PROVIDES COVID-19 UPDATE

HOUSTON, October 28, 2020 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended September 30, 2020.  The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.

“Given the continued headwinds of the pandemic, we had a good quarter that showed solid improvement over the second quarter.  The economy continues to gain traction in the majority of our markets with substantially all of our tenants open for business.  Accordingly, we have experienced continued improvement in our cash collections and rent deferrals with a significant increase in payments from both our essential and non-essential tenants and leasing activity has been accelerating.  Our balance sheet and liquidity position remain strong, bolstered by solid disposition activity in the quarter.  We remain focused on the safety and well-being of our associates, tenants, stakeholders and the broader community.  With a transformed portfolio of primarily grocery-anchored centers providing basic goods and services, we are optimistic our centers will continue to perform well, on a relative basis, in this crisis,” said Drew Alexander, Chairman, President and Chief Executive Officer.

Third Quarter Operating and Financial Highlights

●	Net income attributable to common shareholders (“Net Income”) for the third quarter was $0.20 per diluted share (hereinafter “per share”) compared to $0.09 per share in the second quarter of 2020 and $0.82 per share in the same quarter of 2019;

●	Core Funds From Operations Attributable to Common Shareholders ("Core FFO") for the quarter was $0.44 per share compared to $0.34 per share in the second quarter of 2020 and $0.53 per share a year ago;

●	Cash collections of rent and rebillable expenses increased to 90% of the total for the third quarter from 82% in the second quarter; and,

●	Dispositions in the quarter were $64 million bringing the year-to-date total to $152 million.

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Financial Results

The Company reported Net Income of $25.1 million or $0.20 per share for the third quarter of 2020, as compared to $106.7 million or $0.82 per share for the same period in 2019 as the coronavirus pandemic continues to negatively affect the Company’s tenants.  The Company recorded bad debt expense/uncollectible revenue of $1.4 million in the third quarter of 2020 compared to total bad debt expense/uncollectible expense of $19.3 million recorded in the second quarter of 2020.  The decrease in bad debt expense/uncollectible revenue was primarily due to the Company designating a significant portion of the receivables related to tenants on its watch list as potentially uncollectible in the first and second quarters of 2020 at which time all of the related receivables were fully reserved and the tenants were converted to cash basis accounting for revenue recognition purposes.  With no additional tenants converted to the cash basis in the third quarter, bad debt expense was primarily related to terminated tenants  and the settlement of previously disputed balances that occurred during the quarter.  Also contributing to the year-over-year decrease in net income was gains from the Company’s disposition program which totaled $10.3 million in the quarter compared to $74.1 million in the third quarter of 2019.

Year-to-date, Net Income was $89.1 million or $0.69 per share for 2020 compared to $240.2 million or $1.86 per share for 2019.  In addition to the impact of bad debt expense/uncollectible revenue, net income in 2019 included significantly higher gains on the disposition of property than was recorded in 2020.

Funds From Operations attributable to common shareholders in accordance with the National Association of Real Estate Investment Trusts definition (“NAREIT FFO”) was $57.0 million or $0.44 per share for the third quarter of 2020 compared to $68.5 million or $0.53 per share for 2019.  The decrease is primarily due to reduced revenue from tenants converted to cash basis accounting, fallouts, and abatements which together total $0.05 per share, as well as the impact of the Company’s disposition program in both 2019 and 2020 of $0.04 per share.  Core FFO for the quarter ended September 30, 2020 was $57.0 million or $0.44 per share compared to $68.5 million or $0.53 per share for the same quarter of last year.

A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.

Operating Results

For the period ending September 30, 2020, the Company’s operating highlights were as follows:

	Q3 2020	YTD 2020
Occupancy (Signed Basis):
Occupancy - Total	93.0%
Occupancy - Small Shop Spaces	87.7%
Occupancy - Same Property Portfolio	93.7%

Same Property Net Operating Income, with redevelopments	(8.1)%	(9.1)%

Rental Rate Growth - Total:	5.5%	8.0%
New Leases	11.1%	12.3%
Renewals	4.0%	7.2%

Leasing Transactions:
Number of New Leases	59	142
New Leases - Annualized Revenue (in millions)	$3.8	$10.0
Number of Renewals	99	352
Renewals - Annualized Revenue (in millions)	$9.6	$35.7

A reconciliation of Net Income to SPNOI is included herein.

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COVID-19 Update

The coronavirus pandemic continues to impact the Company’s operations, however the transformed portfolio of quality properties posted improved collection metrics in the third quarter.  Cash collections in July, August and September totaled 89%, 91% and 90%, respectively of prorata base rent and expense recoveries with the full quarter at 90% compared to 82% for the second quarter.  Cash collections in October remain consistent with September with 87% collected to-date.  Deferrals of rent payments to future periods executed in the quarter represent an additional 4%, down from 14% in the second quarter.  Abatements of rent during the quarter were minimal.

While the reopening of the economy had a positive impact on the Company’s third quarter operations, it is especially difficult to predict the direction of the economy in the fourth quarter.  Nevertheless, the Company is optimistic that collections will remain strong as rents from tenants deemed “essential” represent 63% of total rents for the quarter.  Cash collections from these essential tenants were 93% for the third quarter.  Additionally, cash collections from “non-essential” tenants for the quarter represent 84% of the total non-essential rents compared to 71% for the second quarter.

“We are extremely pleased with the increase in cash collections in the quarter as it reflects the strength of our transformed portfolio of quality properties.  We are also encouraged by the improvement in leasing activity as we already see leasing velocity returning.  With nearly all of our tenants reopened for business, we are very bullish on our ability to weather this storm,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Additional information can be found on page 41 of our supplemental disclosure.

Transaction and Development Activity

The Company had a very successful third quarter for dispositions, selling three shopping centers and land parcels for $64 million.  The highlight of the quarter was the sale of West Jordan Town Center in Salt Lake City, which was the only remaining property owned by the Company in Utah.  The Company will continue to monitor opportunities to further de-risk its portfolio through strategic dispositions going forward but will carefully consider the impact of current market conditions in assessing sales prices.

The Company’s three mixed-use new development projects continue to progress according to plan.  At Centro Arlington in Washington DC, construction is complete and the residential portion of the property is 92% leased and the retail portion is 93% leased.  West Alex, also located in DC, is currently 37% leased with all construction complete on the residential component of the property.  The Harris Teeter supermarket is now under construction and should open in the summer of 2021.

Construction on the residential tower at the Driscoll at River Oaks is nearly complete with 25% currently leased.  The Company is encouraged by the leasing progress at all three of these projects, in light of the market conditions.

Balance Sheet, Liquidity and Dividends

The benefit of the Company’s best in class balance sheet has been highlighted by this crisis.  With low leverage, the absence of any material maturities until the fourth quarter of 2022 and the full availability of its revolving credit facility, the Company is comfortable with its current liquidity position.  The Company will continue to carefully monitor cash flows, any new capital requirements, and overall liquidity going forward.

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As announced in a previous press release, the Board of Trust Managers declared on September 14, 2020 a cash dividend of $0.18 per common share which was paid on October 13, 2020 to shareholders of record on October 8, 2020.  The Company paid its quarterly cash dividend earlier due to an election made last year to shift dividend payments from 2019 to 2020.  As communicated previously, the Company will likely pay a special dividend near year-end to cover additional 2020 taxable income resulting from its 2020 disposition program; however, the amount of any special dividend is uncertain at this time.  The Company will continue to monitor tenant collections, evaluate its operations and financial position and will adjust future dividends as appropriate.

“With $498 million currently available under our revolver, cash collections trending at higher levels than originally projected, proceeds from additional dispositions and access to numerous other sources of capital, we remain comfortable with our ability to meet all liquidity needs going forward, including any additional dividends required by our disposition activity,” said Steve Richter, Executive Vice President and Chief Financial Officer.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on October 29, 2020 at 10:00 a.m. Central Time.  The live webcast can be accessed via the Company’s website at www.weingarten.com.  Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID #49202523).  A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At September 30, 2020, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 162 properties which are located in 15 states spanning the country from coast to coast. These properties represent approximately 31.0 million square feet of which our interests in these properties aggregated approximately 21.0 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties.  The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements.  These risks and uncertainties include those related to the COVID-19 pandemic, about which there are still many unknowns, including the duration of the pandemic and the extent of its impact, as well as those discussed in the Company’s regulatory filings with the Securities and Exchange Commission, which include other information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors.  Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated.  The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release.  Accordingly, there is no assurance that our projections will be realized.

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Weingarten Realty Investors

(in thousands, except per share amounts)

Financial Statements

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
Revenues:
Rentals, net	$109,430	$117,378	$313,293	$356,666
Other	2,925	3,984	8,549	10,494
Total Revenues	112,355	121,362	321,842	367,160
Operating Expenses:
Depreciation and amortization	37,946	33,380	112,229	102,319
Operating	22,816	22,912	65,954	69,927
Real estate taxes, net	16,479	15,205	47,220	47,072
Impairment loss	—	—	44	74
General and administrative	10,245	8,432	25,472	26,893
Total Operating Expenses	87,486	79,929	250,919	246,285
Other Income (Expense):
Interest expense, net	(15,044)	(13,820)	(45,422)	(44,062)
Interest and other income, net	2,749	1,104	2,214	7,409
Gain on sale of property	10,268	74,115	31,742	143,963
Total Other (Expense) Income	(2,027)	61,399	(11,466)	107,310
Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	22,842	102,832	59,457	228,185
Provision for Income Taxes	(195)	(21)	(710)	(682)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	4,814	5,698	35,339	17,780
Net Income	27,461	108,509	94,086	245,283
Less: Net Income Attributable to Noncontrolling Interests	(2,372)	(1,767)	(5,007)	(5,066)
Net Income Attributable to Common Shareholders -- Basic	$25,089	$106,742	$89,079	$240,217
Net Income Attributable to Common Shareholders -- Diluted	$25,089	$107,270	$89,079	$241,801
Earnings Per Common Share -- Basic	$0.20	$0.83	$0.70	$1.88
Earnings Per Common Share -- Diluted	$0.20	$0.82	$0.69	$1.86

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Weingarten Realty Investors

(in thousands)

Financial Statements

	September 30,	December 31,
	2020	2019
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,200,483	$4,145,249
Accumulated Depreciation	(1,174,347)	(1,110,675)
Investment in Real Estate Joint Ventures and Partnerships, net	404,495	427,947
Unamortized Lease Costs, net	139,084	148,479
Accrued Rent, Accrued Contract Receivables and Accounts Receivable, net	79,392	83,639
Cash and Cash Equivalents	50,215	41,481
Restricted Deposits and Escrows	14,281	13,810
Other, net	196,544	188,004
Total Assets	$3,910,147	$3,937,934

LIABILITIES AND EQUITY
Debt, net	$1,730,153	$1,732,338
Accounts Payable and Accrued Expenses	132,670	111,666
Other, net	209,495	217,770
Total Liabilities	2,072,318	2,061,774

Commitments and Contingencies	—	—

EQUITY
Common Shares of Beneficial Interest	3,891	3,905
Additional Paid-In Capital	1,769,115	1,779,986
Net Income Less Than Accumulated Dividends	(106,051)	(74,293)
Accumulated Other Comprehensive Loss	(11,154)	(11,283)
Shareholders' Equity	1,655,801	1,698,315
Noncontrolling Interests	182,028	177,845
Total Liabilities and Equity	$3,910,147	$3,937,934

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Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results.  Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders

Effective January 1, 2019, the National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets (including: depreciable real estate with land, land, development property and securities), changes in control of real estate equity investments, and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization related to real estate and impairment of certain real estate assets and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships.  The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs.  Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself.  There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties.  Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash, non-operating assets and other transactions or events that hinder the comparability of operating results.  Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities and transactional costs associated with development activities.  NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity.  NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

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NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$25,089	$106,742	$89,079	$240,217
Depreciation and amortization of real estate	37,815	33,143	111,810	101,618
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	4,235	2,933	12,354	8,674
Impairment of properties and real estate equity investments	—	—	44	74
(Gain) on sale of property, investment securities and interests in real estate equity investments	(10,255)	(74,093)	(31,732)	(144,647)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(89)	—	(23,505)	(1,380)
Provision (benefit) for income taxes (1)	2	(187)	2	(143)
Noncontrolling interests and other (2)	(4)	(533)	(1,231)	(1,506)
NAREIT FFO – basic	56,793	68,005	156,821	202,907
Income attributable to operating partnership units	240	528	1,009	1,584
NAREIT FFO – diluted	57,033	68,533	157,830	204,491
Adjustments for Core FFO:
Contract terminations	—	—	340	—
Other	—	10	—	10
Core FFO – diluted	$57,033	$68,543	$158,170	$204,501

FFO weighted average shares outstanding – basic	127,270	127,870	127,457	127,828
Effect of dilutive securities:
Share options and awards	860	835	886	839
Operating partnership units	1,432	1,432	1,432	1,432
FFO weighted average shares outstanding – diluted	129,562	130,137	129,775	130,099

NAREIT FFO per common share – basic	$0.45	$0.53	$1.23	$1.59

NAREIT FFO per common share – diluted	$0.44	$0.53	$1.22	$1.57

Core FFO per common share – diluted	$0.44	$0.53	$1.22	$1.57

(1)	The applicable taxes related to gains and impairments of operating and non-operating real estate assets.
(2)	Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

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Same Property Net Operating Income

Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs.  The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation.  Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs.  Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.

Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties that have been sold.  While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy.  A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended	Nine Months Ended
	September 30, 2020	September 30, 2020
Beginning of the period	148	155
Properties removed:
Redevelopments	-	(2)
Dispositions	(3)	(8)
End of the period	145	145

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The Company calculates SPNOI using net income attributable to common shareholders excluding net income attributable to noncontrolling interests, other income (expense), income taxes and equity in earnings of real estate joint ventures and partnerships. Additionally to reconcile to SPNOI, the Company excludes the effects of property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation and amortization, impairment losses, general and administrative expenses and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of net income attributable to common shareholders to SPNOI is as follows (in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$25,089	$106,742	$89,079	$240,217
Add:
Net income attributable to noncontrolling interests	2,372	1,767	5,007	5,066
Provision for income taxes	195	21	710	682
Interest expense, net	15,044	13,820	45,422	44,062
Property management fees	918	657	2,825	2,213
Depreciation and amortization	37,946	33,380	112,229	102,319
Impairment loss	—	—	44	74
General and administrative	10,245	8,432	25,472	26,893
Other (1)	303	836	470	2,825
Less:
Gain on sale of property	(10,268)	(74,115)	(31,742)	(143,963)
Equity in earnings of real estate joint ventures and partnership interests, net	(4,814)	(5,698)	(35,339)	(17,780)
Interest and other income, net	(2,749)	(1,104)	(2,214)	(7,409)
Other (2)	(3,439)	(4,775)	552	(11,054)
Adjusted income	70,842	79,963	212,515	244,145
Less: Adjusted income related to consolidated entities not defined as same property and noncontrolling interests	(5,632)	(7,985)	(17,861)	(27,465)
Add: Pro rata share of unconsolidated entities defined as same property	7,787	7,436	22,190	22,001
Same Property Net Operating Income	$72,997	$79,414	$216,844	$238,681

(1)    Other includes items such as environmental abatement costs, demolition expenses and lease termination fees.

(2)    Other consists primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

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Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate

NAREIT defines EBITDAre as net income computed in accordance with GAAP, plus interest expense, income tax expense (benefit), depreciation and amortization and impairment of depreciable real estate and in substance real estate equity investments; plus or minus gains or losses from sales of certain real estate assets and interests in real estate equity investments; and adjustments to reflect our share of unconsolidated real estate joint ventures and partnerships for these items.  The Company calculates EBITDAre in a manner consistent with the NAREIT definition.

As mentioned above, NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparing earnings performance among other REITs based upon the unique capital structure of each REIT.  However as a basis of comparability that is independent of a company's capital structure, management believes that since EBITDA is a widely known and understood measure of performance, EBITDAre will represent an additional supplemental non-GAAP performance measure that will provide investors with a relevant basis for comparing REITs.  There can be no assurance that EBITDAre as presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core EBITDAre as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties.  Core EBITDAre is defined as NAREIT EBITDAre excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results.  Specific examples of items excluded from Core EBITDAre include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, and transactional costs associated with development activities.  EBITDAre and Core EBITDAre should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity.  EBITDAre and Core EBITDAre do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

EBITDAre and Core EBITDAre is calculated as follows (in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$27,461	$108,509	$94,086	$245,283
Interest expense, net	15,044	13,820	45,422	44,062
Provision for income taxes	195	21	710	682
Depreciation and amortization of real estate	37,946	33,380	112,229	102,319
Impairment loss on operating properties and real estate equity investments	—	—	44	74
Gain on sale of property and investment securities (1)	(10,263)	(74,114)	(31,740)	(144,703)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (2)	5,036	3,795	(8,406)	10,062
Total EBITDAre	75,419	85,411	212,345	257,779
Adjustments for Core EBITDAre:
Contract terminations	—	—	340	—
Other	—	10	—	10
Total Core EBITDAre	$75,419	$85,421	$212,685	$257,789

(1)    Includes a gain on sale of non-operating assets of $.6 million and $.3 million for the three months ended September 30, 2020 and 2019, respectively, and $.7 million and $.5 million for the nine months ended September 30, 2020 and 2019, respectively.

(2)    Includes a $.1 million and $23.5 million gain on the sale of operating properties for the three and nine months ended September 30, 2020, respectively, and a $1.1 million gain on sale of operating properties for the nine months ended September 30, 2019.  Also includes $.3 million gain on sale of non-operating assets for the nine months ended September 30, 2019.

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Weingarten Realty Investors

Company Information

Corporate Office

2600 Citadel Plaza Drive

P. O. Box 924133

Houston, TX 77292-4133

713-866-6000

www.weingarten.com

Stock Listings

New York Stock Exchange:

Common Shares                            WRI

Forward-Looking Statements

This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, (i) disruptions in financial markets; (ii) general and regional economic and real estate conditions; (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business; (iv) changes in consumer retail shopping patterns; (v) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms and changes in LIBOR availability; (vi) changes in governmental laws and regulations; (vii) the level and volatility of interest rates; (viii) the availability of suitable acquisition opportunities; (ix) the ability to dispose of properties; (x) changes in expected development activity; (xi) increases in operating costs; (xii) tax matters, including the effect of changes in tax laws and the failure to qualify as a real estate investment trust; (xiii) technology system failures, disruptions or cybersecurity attacks; (xiv)  investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor; and (xv) the impact of public health issues, such as the recent COVID-19 pandemic, or natural disasters and severe weather conditions. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information

Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties.  Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships.  Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting.  Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948.  As of September 30, 2020, we owned or operated under long-term leases, interests in 162 properties which are located in 15 states that span the United States from coast to coast.  These properties represent approximately 31.0 million square feet of which our interests in these properties aggregated approximately 21.0 million square feet of leasable area. Our properties were 93.0% leased as of September 30, 2020 and historically our portfolio occupancy rate has never been below 90%.

Financial Summary

Weingarten Realty Investors

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,		Twelve Months Ended December 31,
	2020	2019	2020	2019	2019	2018	2017	2016
Revenues:
Rentals, net	$109,430	$117,378	$313,293	$356,666	$472,446	$517,836	$563,183	$540,141
Other	2,925	3,984	8,549	10,494	14,179	13,311	9,980	9,414
Total Revenues	112,355	121,362	321,842	367,160	486,625	531,147	573,163	549,555
Operating Expenses:
Depreciation and amortization	37,946	33,380	112,229	102,319	135,674	161,838	167,101	162,535
Operating	22,816	22,912	65,954	69,927	94,620	90,554	109,310	98,855
Real estate taxes, net	16,479	15,205	47,220	47,072	60,813	69,268	75,636	66,358
Impairment loss	—	—	44	74	74	10,120	15,257	98
General and administrative	10,245	8,432	25,472	26,893	35,914	25,040	28,052	26,607
Total Operating Expenses	87,486	79,929	250,919	246,285	327,095	356,820	395,356	354,453
Other Income (Expense):
Interest expense, net	(15,044)	(13,820)	(45,422)	(44,062)	(57,601)	(63,348)	(80,326)	(83,003)
Interest and other income, net	2,749	1,104	2,214	7,409	11,003	2,807	7,532	1,910
Gain on sale of property	10,268	74,115	31,742	143,963	189,914	207,865	218,611	100,714
Total Other (Expense) Income	(2,027)	61,399	(11,466)	107,310	143,316	147,324	145,817	19,621
Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	22,842	102,832	59,457	228,185	302,846	321,651	323,624	214,723
(Provision) Benefit for Income Taxes	(195)	(21)	(710)	(682)	(1,040)	(1,378)	17	(6,856)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (1)	4,814	5,698	35,339	17,780	20,769	25,070	27,074	20,642
Gain on sale and acquisition of real estate joint venture and partnership interests	—	—	—	—	—	—	—	48,322
Net Income	27,461	108,509	94,086	245,283	322,575	345,343	350,715	276,831
Less: Net Income Attributable to Noncontrolling Interests	(2,372)	(1,767)	(5,007)	(5,066)	(7,140)	(17,742)	(15,441)	(37,898)
Net Income Attributable to Common Shareholders	$25,089	$106,742	$89,079	$240,217	$315,435	$327,601	$335,274	$238,933
Earnings Per Common Share - Basic	$0.20	$0.83	$0.70	$1.88	$2.47	$2.57	$2.62	$1.90
Earnings Per Common Share - Diluted	$0.20	$0.82	$0.69	$1.86	$2.44	$2.55	$2.60	$1.87

(1)	See page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors

Condensed Consolidated Balance Sheets

(in thousands, except per share amounts)

	September 30,	December 31,
	2020	2019
ASSETS
Property	$4,200,483	$4,145,249
Accumulated Depreciation	(1,174,347)	(1,110,675)
Property, net	3,026,136	3,034,574
Investment in Real Estate Joint Ventures and Partnerships, net (1)	404,495	427,947
Total	3,430,631	3,462,521

Unamortized Lease Costs, net	139,084	148,479
Accrued Rent, Accrued Contract Receivables and Accounts Receivable (net of allowance for doubtful accounts of $14,294 in 2020)	79,392	83,639
Cash and Cash Equivalents	50,215	41,481
Restricted Deposits and Escrows	14,281	13,810
Other, net	196,544	188,004
Total Assets	$3,910,147	$3,937,934

LIABILITIES AND EQUITY
Debt, net	$1,730,153	$1,732,338
Accounts Payable and Accrued Expenses	132,670	111,666
Other, net	209,495	217,770
Total Liabilities	2,072,318	2,061,774

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding:128,143 in 2020 and 128,702 in 2019	3,891	3,905
Additional Paid-In Capital	1,769,115	1,779,986
Net Income Less Than Accumulated Dividends	(106,051)	(74,293)
Accumulated Other Comprehensive Loss	(11,154)	(11,283)
Total Shareholders' Equity	1,655,801	1,698,315
Noncontrolling Interests	182,028	177,845
Total Equity	1,837,829	1,876,160
Total Liabilities and Equity	$3,910,147	$3,937,934

(1)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors

Funds From Operations Attributable to Common Shareholders

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$25,089	$106,742	$89,079	$240,217
Depreciation and amortization of real estate	37,815	33,143	111,810	101,618
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	4,235	2,933	12,354	8,674
Impairment of properties and real estate equity investments	—	—	44	74
(Gain) on sale of property, investment securities and interests in real estate equity investments	(10,255)	(74,093)	(31,732)	(144,647)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(89)	—	(23,505)	(1,380)
Provision (benefit) for income taxes (1)	2	(187)	2	(143)
Noncontrolling interests and other (2)	(4)	(533)	(1,231)	(1,506)
NAREIT FFO - Basic	56,793	68,005	156,821	202,907
Income attributable to operating partnership units	240	528	1,009	1,584
NAREIT FFO - Diluted	57,033	68,533	157,830	204,491
Adjustments for Core FFO:
Contract terminations	—	—	340	—
Other	—	10	—	10
Core FFO - Diluted	$57,033	$68,543	$158,170	$204,501

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,270	127,870	127,457	127,828
Effect of dilutive securities:
Share options and awards	860	835	886	839
Operating partnership units	1,432	1,432	1,432	1,432
FFO weighted average number of common shares outstanding - Diluted	129,562	130,137	129,775	130,099

NAREIT FFO Per Common Share - Basic	$0.45	$0.53	$1.23	$1.59

NAREIT FFO Per Common Share - Diluted	$0.44	$0.53	$1.22	$1.57

Core FFO Per Common Share - Diluted	$0.44	$0.53	$1.22	$1.57

(1)	The applicable taxes related to gains and impairments of operating and non-operating real estate assets.
(2)	Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

Weingarten Realty Investors

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre

(in thousands)

	Three Months Ended		Nine Months Ended		Three Months Ended
	September 30,		September 30,		December 31,
	2020	2019	2020	2019	2019
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$27,461	$108,509	$94,086	$245,283	$77,292
Interest expense, net	15,044	13,820	45,422	44,062	13,539
Provision for income taxes	195	21	710	682	358
Depreciation and amortization of real estate	37,946	33,380	112,229	102,319	33,355
Impairment loss on operating properties and real estate equity investments	—	—	44	74	3,070
Gain on sale of property and investment securities (1)	(10,263)	(74,114)	(31,740)	(144,703)	(45,950)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (2)	5,036	3,795	(8,406)	10,062	4,377
Total EBITDAre	75,419	85,411	212,345	257,779	86,041
Adjustments for Core EBITDAre:
Contract terminations	—	—	340	—	—
Other	—	10	—	10	—
Total Core EBITDAre	$75,419	$85,421	$212,685	$257,789	$86,041

Net Debt to Core EBITDAre:
Debt	$1,730,153	$1,736,803			$1,732,338
Less: Cash and cash equivalents	(50,215)	(124,406)			(41,481)
Add: Proportional share of net debt of unconsolidated real estate joint ventures and partnerships	85,752	87,192			86,840
Total Net Debt	$1,765,690	$1,699,589			$1,777,697

Annualized Core EBITDAre	$301,676	$341,684			$344,164

Net Debt to Core EBITDAre	5.85	4.97			5.17

(1)	Includes a gain on sale of non-operating assets of $.6 million and $.3 million for the three months ended September 30, 2020 and 2019, respectively, and $.7 million and $.5 million for the nine months ended September 30, 2020 and 2019, respectively.
(2)	Includes a $.1 million and $23.5 million gain on the sale of operating properties for the three and nine months ended September 30, 2020, respectively, and a $1.1 million gain on sale of operating properties for the nine months ended September 30, 2019. Also includes $.3 million gain on sale of non-operating assets for the nine months ended September 30, 2019.

Weingarten Realty Investors

Supplemental Income Statement Detail

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019 (1)	2020	2019 (1)
Revenues:
Rentals, net (2)
Base minimum rent, net	$80,309	$86,449	$239,268	$266,661
Straight line rent, net	599	467	(10,401)	2,199
Over/under market rental, net	1,577	1,992	5,483	3,431
Percentage rent, net	805	1,122	1,467	2,721
Tenant reimbursements, net	26,039	26,510	76,787	80,326
Other rental revenues	77	325	323	788
Lease cancellation revenue	24	513	366	540
Rentals, net	109,430	117,378	313,293	356,666
Other Revenues
Customer contract revenue	2,178	3,069	6,592	8,199
Miscellaneous revenue	747	915	1,957	2,295
Other Revenues	2,925	3,984	8,549	10,494
Total Revenue	$112,355	$121,362	$321,842	$367,160
Operating Expenses:
Depreciation and Amortization	$37,946	$33,380	$112,229	$102,319
Operating
Operating Expense	22,816	22,714	65,954	66,942
Deferred Compensation (3)	—	198	—	2,985
Operating, net	22,816	22,912	65,954	69,927
Real Estate Taxes, net	16,479	15,205	47,220	47,072
Impairment Loss	—	—	44	74
General and administrative expense
General and administrative expense	8,139	8,333	24,635	25,401
Deferred Compensation (3)	2,106	99	837	1,492
General and administrative expense, net	10,245	8,432	25,472	26,893
Total Operating Expenses	$87,486	$79,929	$250,919	$246,285
Other Income (Expense):
Interest Expense, net
Interest paid or accrued	$(16,422)	$(16,703)	$(49,981)	$(51,522)
Amortization of debt deferred costs	(792)	(892)	(2,371)	(2,682)
Over/under market adjustment of acquired properties, net	99	82	286	245
Capitalized interest	2,071	3,693	6,644	9,897
Interest Expense, net	(15,044)	(13,820)	(45,422)	(44,062)
Interest and Other (Expense) Income, net
Interest and Other Income	643	807	1,377	2,932
Deferred Compensation (3)	2,106	297	837	4,477
Interest and Other Income, net	2,749	1,104	2,214	7,409
Gain on Sale of Property	10,268	74,115	31,742	143,963
Total Other (Expense) Income	$(2,027)	$61,399	$(11,466)	$107,310

Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	$22,842	$102,832	$59,457	$228,185
Provision for Income Taxes	(195)	(21)	(710)	(682)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated joint ventures and partnerships	4,115	4,915	33,399	15,353
Intercompany fee income reclass	556	620	1,799	1,952
Other adjustments	143	163	141	475
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	4,814	5,698	35,339	17,780
Net Income	$27,461	$108,509	$94,086	$245,283
Less: Net Income Attributable to Noncontrolling Interests	(2,372)	(1,767)	(5,007)	(5,066)
Net Income Attributable to Common Shareholders -- Basic	$25,089	$106,742	$89,079	$240,217
Net Income Attributable to Common Shareholders -- Diluted	$25,089	$107,270	$89,079	$241,801

Dividends
Common Dividends per Share	$0.180	$0.395	$0.755	$1.185
Common Dividends Paid as a % of Core Funds from Operations - Basic	40.6%	74.7%	61.8%	75.1%

General and Administrative Expense
Gross General and Administrative Expense/Total Revenue	7.2%	6.9%	7.7%	6.9%

Additional Disclosure for Revenues and Operating Expenses
Minority Interests Share of Revenues and Operating Expenses and Other Adjustments	$(1,585)	$(1,350)	$(3,838)	$(3,668)

(1)	Reclassification of prior year's amounts were made to conform to current year presentation.
(2)	Rental revenues reduced due to lease related reserves and write-offs. See breakout on p.42.
(3)	Eligible associates of the Company may contribute a portion of their earnings to a Deferred Compensation plan for income tax deferral purposes. The Company does not match or contribute funds to the plan, as it is all the associates' earnings. The asset and corresponding liability along with the related earnings are recorded in the Company financial statements on behalf of the participants. The allocation was modified 1/1/2020 to reflect the current expense classification of the associates in the plan. All changes to the liability are now allocated to General and Administrative Expense with no allocation to Operating Expense.

Weingarten Realty Investors

Supplemental Balance Sheet Detail

(in thousands)

	September 30,	December 31,
	2020	2019

Property
Land	$928,510	$911,521
Land held for development	39,912	40,667
Land under development	21,241	53,076
Buildings and improvements	3,010,980	2,898,867
Construction in-progress	199,840	241,118
Total	$4,200,483	$4,145,249

Straight Line Rent Receivable, net
	$47,730	$57,976

Other Assets, net
Notes receivable and mortgage bonds, net	$31,354	$22,104
Debt service guaranty asset	57,380	57,380
Non-qualified benefit plan assets	39,478	38,381
Out-of-market leases, net	9,957	11,685
Deferred income tax asset	3,337	3,448
Unamortized debt costs, net	2,892	3,487
Right of use assets, net	43,150	43,751
Other	8,996	7,768
Total	$196,544	$188,004

Other Liabilities, net
Deferred revenue	$13,694	$14,952
Non-qualified benefit plan liabilities	77,297	76,060
Deferred income tax payable	1,784	1,767
Out-of-market leases, net	56,174	62,914
Operating lease liabilities, net	42,920	43,063
Other	17,626	19,014
Total	$209,495	$217,770

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$22,253	$23,830
Above-market leases - Accumulated Amortization	(12,296)	(12,145)
In place leases (included in Unamortized Lease Costs, net)	198,228	196,207
In place leases - Accumulated Amortization	(101,033)	(92,918)
Total	$107,152	$114,974

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$91,313	$95,240
Below-market leases - Accumulated Amortization	(35,139)	(32,326)
Above-market assumed mortgages (included in Debt, net)	3,993	3,446
Above-market assumed mortgages - Accumulated Amortization	(2,272)	(1,987)
Total	$57,895	$64,373

Weingarten Realty Investors

Capitalization and Debt Coverage Ratios

(in thousands, except common share data and percentages)

		September 30,	December 31,
		2020	2019

Common Share Data
Closing Market Price		$16.96	$31.24

Capitalization
Debt		$1,730,153	$1,732,338
Common Shares at Market		2,173,305	4,020,650
Operating Partnership Units at Market		24,287	44,736
Total Market Capitalization (As reported)		$3,927,745	$5,797,724

Debt to Total Market Capitalization (As reported)		44.0%	29.9%
Debt to Total Market Capitalization (As reported at a constant share price of $31.24)		29.9%	29.9%
Debt to Total Market Capitalization (Pro rata)		44.7%	30.5%

Capital Availability
Revolving Credit Facility		$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility		—	—
Outstanding Letters of Credit Under Revolving Facility		1,932	2,054
Unused Portion of Credit Facility		$498,068	$497,946

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	35.5%	35.9%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	5.7%	5.8%
Unencumbered Asset Test (Public)	Greater than 150%	300.7%	299.7%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	3.7x	4.2x

Credit Ratings
		S&P	Moody's
Senior Debt		BBB	Baa1
Outlook		Stable	Stable

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Guidance

2020 Guidance

Due to uncertainty of the economic impact of the COVID-19 pandemic, WRI has withdrawn guidance.

Investment Activity

Weingarten Realty Investors

Capital Expenditures

(at pro rata share)

(in thousands)

	Three Months Ended	Nine Months Ended	Twelve Months Ended
	September 30, 2020	September 30, 2020	December 31, 2019
Acquisitions	$3,000	$46,000	$246,447
New Development	20,554	68,062	150,418
Redevelopment	1,326	7,082	22,242
Building and Site Improvements	6,004	13,763	19,926
Tenant Finish	6,091	22,170	36,594
External Leasing Commissions	783	2,571	4,340
Capital Expenditures	$37,758	$159,648	$479,967

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Development and Redevelopment Projects

As of September 30, 2020

(at pro rata share, except multi-family units)

(in thousands, except percentages and multi-family units)

	Project Description /	Total Cost at	Costs		Estimated/Actual	Stabilized	Percentage
Property	SF	Completion	to Date	CIP (1)	ROI (2)	Operations (2)	Leased (3)	Key Tenants / Description

Developments and Large Redevelopments Under Construction (4,5)
West Alex - Alexandria, VA (6)	Retail = 127 SF	$200,000	$191,280	$43,047			79.9%	Harris Teeter anticipated opening 2H21
	Multifamily = 278 units						36.3%	Residential units in lease-up phase

Centro Arlington - Arlington, VA* (7)	Retail = 65 SF	135,000	128,676	5,205			93.3%	Harris Teeter opened 2H19
	Multifamily = 366 units						92.1%	Residential units in lease-up phase

The Driscoll at River Oaks - Houston, TX	Retail = 11 SF	150,000	116,542	115,623			0.0%
	Multifamily = 318 units						22.6%	Residential units in lease-up phase
		$485,000	$436,498	$163,875

Redevelopments Under Construction (5)
River Point at Sheridan - Denver, CO	53	$12,541	$10,933					Burlington, New Shop Space Building, and Pads
Rock Prairie Marketplace - College Station, TX	41	8,812	5,222					Valero, Multi-Tenant Building, and Pads. Increased scope to add more square footage
Wilderness Oaks - San Antonio, TX	20	7,295	9,712					20,000 SF Multi-Tenant Building, and Pads.
Fiesta Trails - San Antonio, TX	20	5,869	3,670					Two New Shop Space Buildings
Tomball Marketplace - Houston, TX	27	5,367	4,184					Three New Shop Space Buildings
All other redevelopments < $5 million (3 projects)	33	9,286	4,764					Two projects ($6M of costs) moved to completed in the quarter
		$49,170	$38,485

Completed Redevelopments (8)

		$42,347	$42,292		10.8%

Cash NOI Developments and Large Redevelopments Under Construction (Current Quarter) (9):						$570
Cash NOI Redevelopments Under Construction (Current Quarter):						$496
Cash NOI Redevelopments Completed (Current Quarter):						$1,137

(1)	Refers to quarter-end Construction-in-Progress balance on a prorata basis.
(2)	Given the recent COVID-19 disruption, the leaseup and stabilization dates of these projects cannot be determined at this time.
(3)	Percentage leased for retail and office is calculated as square footage for executed leases divided by the gross leasable area. Percentage leased for multifamily is calculated as total units leased divided by total units.
(4)	Large redevelopment is defined where total incremental investment is over $50 million. Impact from COVID-19 may affect estimates in future periods.
(5)	Redevelopment is defined where GLA is added either through new construction or expansion of an existing space. Impact from COVID-19 may affect estimates in future periods.
(6)	Costs do not reflect potential sale of Senior Living Pad.
(7)	WRI will participate in the development of this mixed-use property. WRI will have a 90% equity interest in the property and is committed to fund an additional $.8 million in imputed debt.
(8)	WRI completed two projects during the quarter where the total cost per project was < $5 million.
(9)	NOI Detail: Residential $314 and Retail $256.

*   Unconsolidated Joint Venture

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Land Held for Development

As of September 30, 2020

(in thousands, except acres and percentages)

	Ownership	Gross	Investment (1)
Location	Interest	Acres	100%	Pro Rata
New Development Phased Projects
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	20.9
Highway 17 and Highway 210, Surf City, NC	100.0%	11.0
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	3.8
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	2.2
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	1.6
Total New Development Phased Projects		71.0	$13,245	$12,174

Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	120.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	22.3
Lon Adams Rd. at Tangerine Farms Rd., Marana - Tucson, AZ	100.0%	9.7
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	9.1
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	3.6
Other	100.0%	18.7
Total Raw Land		193.6	$31,956	$19,723

Total Land Held For Development Properties		264.6	$45,201	$31,897

(1) Net of impairment and valuation adjustments.

Notes:

Land costs account for $37.4 million of total investment at 100%, $24.7 million at pro rata share.

Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Acquisition and Disposition Summary

For the Period Ended September 30, 2020

(at pro rata share)

(in thousands, except percentages)

		Sq. Ft.	Date	Purchase
Center	City/State	at 100%	Acquired	Price	Yield
Acquisitions
1st Quarter
Stevens Creek Corner	San Jose, CA	8	03/02/20
Village Green Center	Wellington, FL	70	03/11/20
2nd Quarter
none
3rd Quarter
Camelback Miller Plaza - Building H	Scottsdale, AZ	8	07/14/20

Total Acquisitions				$46,000	4.9%

					Weighted
			Date	Sales	Sales
			Sold	Price (1)	Cap (2)
Dispositions
1st Quarter
Aurora City Place*	Aurora, CO	356	02/13/20
North Park Plaza*	Beaumont, TX	140	02/18/20
Preston Shepard Place*	Plano, TX	362	03/03/20
Market at Westchase	Houston, TX	81	03/10/20
2nd Quarter
North Sharyland Crossing*	Mission, TX	4	04/29/20
Bull City Market	Durham, NC	41	06/18/20
3rd Quarter
West Jordan Town Center	Salt Lake City, UT	182	07/17/20
The Westside Center	Los Angeles, CA	37	07/21/20
Epic Village Pad	St. Augustine, FL	3	08/13/20
West Little York at Interstate 45 Land	Houston, TX	N/A	08/20/20
Shoppes of South Semoran	Orlando, FL	104	09/02/20
NWC South Fulton Pkwy Land	Union City, GA	N/A	09/03/20
River Point at Sheridan Land	Denver, CO	N/A	09/09/20

Total Dispositions				$152,397	7.0%

(1) Sales price represents the total contract price.

(2) Cap rates are based upon underwriting estimates and may be different than current returns.

* Unconsolidated real estate joint venture activity.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors

Debt Information

(in thousands, except percentages)

		3rd Quarter		4th Quarter
	September 30,	Weighted	December 31,	Weighted
	2020	Average Rate (1)	2019	Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$257,130	4.21%	$260,458	4.18%
3.375% Notes due 2022	299,125	3.38%	299,031	3.38%
3.5% Notes due 2023	299,268	3.50%	299,155	3.50%
4.45% Notes due 2024	245,832	4.45%	245,751	4.45%
3.85% Notes due 2025	239,553	3.85%	239,418	3.85%
3.25% Notes due 2026	248,676	3.25%	248,525	3.25%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,285	6.70%
Revolving Credit Agreements (2)	—	0.94%	—
Obligations under Capital Leases	21,723	8.00%	21,804	8.00%
Unamortized Loan Costs	(4,819)		(5,469)
Subtotal Consolidated Debt	1,672,773	3.92%	1,674,958	3.92%
Debt Service Guarantee Liability (3)	57,380		57,380
Total Consolidated Debt - As Reported	$1,730,153	3.92%	$1,732,338	3.92%

As
Reported
Weighted Average Interest Rates (1)
Three months ended 09/30/20	3.92%
Nine months ended 09/30/20	3.76%
Three months ended 12/31/19	3.92%
Twelve months ended 12/31/19	3.97%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.
(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears.
(3)	Debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.

Weingarten Realty Investors

Debt Information Additional Disclosure

(at pro rata share)

(in thousands, except percentages)

				Weighted
		Weighted		Average
	Debt	Average		Remaining
	Balance	Rate (1)	% of Total	Life (yrs)
Fixed vs. Variable Rate Debt
(includes the effect of interest rate swaps)
As of September 30, 2020
Fixed-rate debt	$1,778,178	3.90%	100.0%	4.11
Variable-rate debt	—	0.94%	—%	3.50
Total	$1,778,178	3.90%	100.0%	4.11

As of December 31, 2019
Fixed-rate debt	$1,763,485	3.95%	99.0%
Variable-rate debt	17,448	3.87%	1.0%
Total	$1,780,933	3.90%	100.0%

Secured vs. Unsecured Debt
As of September 30, 2020
Secured Debt	$326,011	4.25%	18.3%	4.83
Unsecured Debt	1,452,167	3.39%	81.7%	3.94
Total	$1,778,178	3.90%	100.0%	4.11

As of December 31, 2019
Secured Debt	$330,171	4.37%	18.5%
Unsecured Debt	1,450,762	3.79%	81.5%
Total	$1,780,933	3.90%	100.0%

Additional Information	September 30,	December 31,
Reconciling items to pro rata debt	2020	2019
Noncontrolling Interests and Other Adjustments	$(37,892)	$(38,460)
WRI Share of Unconsolidated Joint Ventures	$85,917	$87,055

Weighted Average Interest Rates (1)
Three months ended 09/30/20	3.90%
Nine months ended 09/30/20	3.74%
Three months ended 12/31/19	3.90%
Twelve months ended 12/31/19	3.95%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Schedule of Maturities

As of September 30, 2020

(in thousands, except percentages)

	As Reported
		Weighted
	Maturities	Average Rate (2)
2020	$1,435	4.09%
2021	18,795	4.07%
2022	308,298	3.40%
2023	348,207	3.59%
2024	252,561	4.44%
2025	294,232	3.93%
2026	277,733	3.55%
2027	53,604	5.89%
2028	92,159	4.53%
2029	917	3.66%
Thereafter	9,518	3.66%
Subtotal	1,657,459

Revolving Credit Agreements	—	1.00%
Other (1)	72,694
Total	$1,730,153	3.76%

(1)	Other includes finance leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.
(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Weingarten Realty Investors

Schedule of Maturities Additional Disclosure

As of September 30, 2020

(at pro rata share)

(in thousands, except percentages)

		Weighted
	Maturities	Average Rate (2)	Fixed Rate	Secured	Unsecured
2020	$1,642	4.18%	$1,642	$1,642	$—
2021	53,554	4.06%	53,554	53,554	—
2022	308,552	3.40%	308,552	9,162	299,390
2023	313,214	3.53%	313,214	13,544	299,670
2024	253,713	4.44%	253,713	7,513	246,200
2025	295,382	3.94%	295,382	54,877	240,505
2026	278,623	3.56%	278,623	5,653	272,970
2027	57,530	5.80%	57,530	23,785	33,745
2028	92,865	4.54%	92,865	83,295	9,570
2029	40,988	3.79%	40,988	40,988	—
Thereafter	9,518	3.66%	9,518	9,518	—
Subtotal	1,705,581		1,705,581	303,531	1,402,050

Revolving Credit Agreements	—	1.00%	—	—	—
Other (1)	72,597		72,597	22,480	50,117
Total	$1,778,178	3.74%	$1,778,178	$326,011	$1,452,167

(1)	Other includes finance leases, fair value adjustments, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.
(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors

Unconsolidated Joint Venture Financial Information at 100%

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Condensed Statements of Income
Revenues:
Rentals, net	$31,555	$33,128	$91,057	$97,031
Other	518	725	1,572	2,214
Total	32,073	33,853	92,629	99,245
Expenses:
Depreciation and amortization	8,803	7,914	26,467	23,409
Interest, net	2,328	2,336	7,080	7,286
Operating	5,579	6,035	18,152	17,820
Real estate taxes, net	4,333	4,891	12,948	13,948
General and administrative	92	110	430	422
Provision for income taxes	30	34	100	103
Total	21,165	21,320	65,177	62,988
Gain on dispositions	178	—	46,967	2,009
Net income	$11,086	$12,533	$74,419	$38,266

Condensed Balance Sheets			September 30,	December 31,
			2020	2019
ASSETS
Property			$1,224,459	$1,378,328
Accumulated depreciation			(295,353)	(331,856)
Property, net			929,106	1,046,472
Other assets, net			117,886	108,366
Total			$1,046,992	$1,154,838
LIABILITIES AND EQUITY
Debt, net			$262,699	$264,782
Amounts payable to Weingarten Realty Investors and Affiliates			9,267	11,972
Other liabilities, net			25,473	25,498
Total			297,439	302,252
Equity			749,553	852,586
Total			$1,046,992	$1,154,838

Supplemental Income Statement Detail	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

Rentals, net
Fixed Payments:
Base minimum rent, net	$24,062	$24,868	$70,095	$73,477
Straight line rent, net	113	134	(1,806)	19
Over/Under-market rentals, net	63	87	263	212
Variable Payments:
Percentage rent	49	56	85	155
Tenant reimbursements, net	7,186	7,881	21,989	22,899
Other rental revenues	82	102	269	255
Lease cancellation revenue	—	—	162	14
Total	$31,555	$33,128	$91,057	$97,031

Note:

The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Unconsolidated Joint Venture Financial Information

(at pro rata share)

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Condensed Statements of Income	2020	2019	2020	2019
Revenues:
Rentals, net	$13,130	$12,636	$37,598	$36,657
Other	281	397	879	1,182
Total	13,411	13,033	38,477	37,839
Expenses:
Depreciation and amortization	4,258	2,933	12,436	8,674
Interest, net	852	846	2,612	2,719
Operating	2,382	2,393	7,918	6,825
Real estate taxes, net	1,839	1,876	5,399	5,434
General and administrative	39	54	167	165
Provision for income taxes	15	16	51	49
Total	9,385	8,118	28,583	23,866
Gain on dispositions	89	—	23,505	1,380
Net income	$4,115	$4,915	$33,399	$15,353

Condensed Balance Sheets			September 30,	December 31,
			2020	2019
ASSETS
Property			$539,138	$585,746
Accumulated depreciation			(111,051)	(122,068)
Property, net			428,087	463,678
Notes receivable from real estate joint ventures and partnerships			3,401	3,623
Unamortized lease costs, net			13,588	11,820
Accrued rent, accrued customer contracts and accounts receivable (net of allowance for doubtful accounts of $1,400 in 2020)			8,195	9,082
Cash and cash equivalents			22,221	17,205
Restricted deposits and mortgage escrows			73	—
Out-of-market leases, net			653	3,139
Other assets, net			1,381	1,822
Total			$477,599	$510,369
LIABILITIES AND EQUITY
Debt, net			$85,752	$86,840
Amounts payable to Weingarten Realty Investors and Affiliates			4,182	4,887
Accounts payable and accrued expenses			5,672	8,226
Deferred revenue			1,984	1,407
Out-of-market leases, net			2,269	2,584
Interest rate derivative			168	—
Other liabilities, net			255	446
Total			100,282	104,390
Equity			377,317	405,979
Total			$477,599	$510,369

Supplemental Income Statement Detail	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

Rentals, net
Fixed Payments:
Base minimum rent, net	$10,201	$9,487	$29,014	$27,723
Straight line rent, net	(9)	1	(428)	(60)
Over/Under-market rentals, net	16	15	79	15
Variable Payments:
Percentage rent	9	26	37	78
Tenant reimbursements, net	2,859	3,045	8,679	8,781
Other rental revenues	54	62	164	117
Lease cancellation revenue	—	—	53	3
Total	$13,130	$12,636	$37,598	$36,657

Notes:  The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.  See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%

September 30, 2020

(in thousands, except number of properties)

	Number of
	Operating
Joint Venture Partner	Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$124,977	$—
Collins	8	1,148	107,829	12,212
AEW - Institutional Client	5	437	100,945	—
BIT Retail	2	359	59,635	—
Jamestown	6	1,217	142,162	169,896
Fidelis Realty Partners	1	492	125,953	69,307
Sleiman Enterprises	2	177	16,160	11,284
Bouwinvest	4	447	217,431	—
Other	2	179	151,900	—

Total	32	4,887	$1,046,992	$262,699

TIAA Florida Retail LLCJoint venture with an institutional partner, TIAA-CREF Global Real Estate

CollinsPrimarily a development joint venture in the Texas Rio Grande Valley

AEW – Institutional ClientJoint venture with an institutional partner through AEW Capital Management

BIT Retail	Joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust

JamestownJoint venture in Florida

Fidelis Realty PartnersJoint venture in Texas

Sleiman EnterprisesJoint venture in Florida

BouwinvestJoint venture with West Coast focus

(1) Excludes land held for development.

(2) Excludes additional consolidated joint ventures.

Weingarten Realty Investors

Unconsolidated Joint Venture Mortgage Debt Information at 100%

As of September 30, 2020

(in thousands, except number of properties, percentages and term)

Balance Summary

				Average
	# of Mortgaged	Mortgage	Average Interest	Remaining
Joint Venture Partner	Properties (2)	Balance (1)(2)	Rate	Term (yrs)

Collins	2	$12,358	6.3%	4.5
Jamestown	6	170,000	2.7%	0.6
Fidelis Realty Partners	1	69,387	3.8%	8.6
Sleiman Enterprises	2	11,338	4.2%	5.7

Total	11	$263,083	3.2%	3.0

Schedule of Maturities

		Weighted
	Maturities (1)(2)	Average Rate

2020	$780	5.3%
2021	173,015	3.6%
2022	2,069	5.3%
2023	2,182	5.2%
2024	2,303	5.2%
2025	2,302	5.2%
2026	1,781	5.1%
2027	7,851	5.3%
2028	1,413	6.4%
2029	69,387	3.9%
Total	$263,083

(1)	Excludes non-cash debt related items.
(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.

Note:

All mortgages are fixed rate.

Weingarten Realty Investors

Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure

As of September 30, 2020

(at pro rata share)

(in thousands, except percentages)

Schedule of Maturities

		Weighted
	Maturities (1)(2)	Average Rate

2020	$390	5.3%
2021	35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
2027	3,926	5.3%
2028	706	6.4%
2029	40,071	3.9%
Total	$85,917

(1)    Excludes non-cash debt related items.

(2)    Excludes additional consolidated joint ventures such as AEW Capital Management.

Notes:

All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors

Tenant Diversification by Percent of Base Minimum Rent

As of September 30, 2020

(at pro rata share)

(in thousands, except percentages and # of units)

				Total	% of		% of
		Credit Ranking	# of	Annualized	Total Annualized	Total	Total
Rank	Tenant Name (1)(2)	(S&P / Moody's)	Units	Base Minimum Rent	Base Minimum Rent	SF	SF

1	TJX Companies, Inc.	A/A2	35	$10,050	2.78%	924	4.41%
2	The Kroger Co.	BBB/Baa1	19	9,880	2.74%	1,125	5.37%
3	Whole Foods Market, Inc.	A+/A2	8	7,339	2.03%	334	1.59%
4	Ross Stores, Inc.	BBB+/A2	26	6,901	1.91%	530	2.53%
5	H-E-B	N/A/N/A	7	6,563	1.82%	488	2.33%
6	Albertsons	N/A/N/A	14	6,168	1.71%	633	3.02%
7	Home Depot, Inc.	A/A2	4	5,135	1.42%	464	2.21%
8	PetSmart	B-/B3	17	4,937	1.37%	309	1.47%
9	Bed Bath & Beyond, Inc.	B+/Ba3	14	3,718	1.03%	322	1.54%
10	Dollar Tree Stores, Inc.	BBB-/Baa2	30	3,698	1.02%	310	1.48%
11	Sprouts	N/A/N/A	6	3,155	0.87%	184	0.88%
12	Best Buy, Inc.	BBB/Baa1	6	3,020	0.84%	179	0.85%
13	Dick's Sporting Goods	N/A/N/A	4	2,662	0.74%	157	0.75%
14	Petco Animal Supplies, Inc.	CCC+/Caa1	13	2,615	0.72%	139	0.66%
15	Walmart Stores, Inc.	AA/Aa2	5	2,530	0.70%	395	1.88%
16	Barnes & Noble Inc.	N/A/N/A	5	2,479	0.69%	141	0.67%
17	Starbucks Corporation	BBB+/Baa1	31	2,458	0.68%	53	0.25%
18	Nordstrom	BB+/Baa3	3	2,352	0.65%	82	0.39%
19	Total Wine & More	N/A/N/A	4	2,340	0.65%	97	0.46%
20	Hobby Lobby Stores, Inc.	N/A/N/A	5	2,335	0.65%	258	1.23%
21	Five Below	N/A/N/A	14	2,193	0.61%	108	0.52%
22	24 Hour Fitness Inc.	D/N/A	3	2,160	0.60%	76	0.36%
23	JPMorgan Chase Bank	A+/Aa2	14	2,148	0.60%	49	0.23%
24	Burlington	BB/N/A	4	2,081	0.58%	138	0.66%
25	Party City	CCC/Caa1	12	2,066	0.57%	135	0.64%

	Grand Total		303	$100,983	27.98%	7,630	36.38%

(1)	Tenant Names:	DBA Names:
	TJX Companies, Inc.	Marshalls (15), T.J. Maxx (13), Home Goods (7)
	The Kroger Co.	Kroger (8), Harris Teeter (5), Fry's Food (3), King Soopers (2), Smith's Food (1)
	Ross Stores, Inc.	Ross Dress for Less (24), dd's Discounts (2)
	Albertsons	Safeway (8), Randall's (3), Von's (2), Albertsons (1)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (6), Cost Plus (6), buybuy BABY (2)
	Dollar Tree Stores, Inc.	Dollar Tree (27), Family Dollar (3)
	Dick's Sporting Goods	Dick's Sporting Goods (3), Golf Galaxy (1)
	Walmart Stores, Inc.	Walmart Neighborhood Market (3), Walmart (1), Walmart Supercenter (1)
	Nordstrom	Nordstrom Rack (3)
	Party City	Party City (11), Big Party Store (1)

(2)	Target owns and occupies 13 units not included above.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Portfolio Operating Information

(at pro rata share)

(in thousands, except percentages and leases)

Leasing Activity / Rent Growth Signed Leases (1)

							Weighted
							Average
	Number of	Square	New Rent	Prior Rent		Cash Change	Term
Comparable:	Leases	Feet	$/SF	$/SF	TI's $/SF	in Base Rent	(Years)
All Leases
Quarter Ended September 30, 2020	137	690	$17.69	$16.78	$2.94	5.5%
Quarter Ended June 30, 2020	126	498	20.27	18.90	2.90	7.3%
Quarter Ended March 31, 2020	178	1,056	18.73	17.04	5.85	9.9%
Quarter Ended December 31, 2019	158	594	20.29	18.14	16.43	11.9%
Rolling 12 months	599	2,838	$19.08	$17.53	$6.84	8.8%

New Leases
Quarter Ended September 30, 2020	38	102	$25.58	$23.03	$19.84	11.1%	7.6
Quarter Ended June 30, 2020	17	34	25.05	22.70	42.02	10.3%	6.8
Quarter Ended March 31, 2020	34	108	26.68	23.38	57.01	14.1%	7.6
Quarter Ended December 31, 2019	49	160	21.73	18.69	60.86	16.3%	9.0
Rolling 12 months	138	404	$24.30	$21.38	$47.89	13.7%	8.0

Renewals
Quarter Ended September 30, 2020	99	588	$16.32	$15.69	$—	4.0%
Quarter Ended June 30, 2020	109	464	19.92	18.62	—	7.0%
Quarter Ended March 31, 2020	144	948	17.82	16.31	—	9.3%
Quarter Ended December 31, 2019	109	434	19.75	17.93	—	10.2%
Rolling 12 months	461	2,434	$18.20	$16.89	$—	7.8%

Comparable & Non-Comparable:
Quarter Ended September 30, 2020	158	751
Quarter Ended June 30, 2020	136	562
Quarter Ended March 31, 2020	200	1,140
Quarter Ended December 31, 2019	195	747
Rolling 12 months	689	3,200

Lease Expirations (2)

Assumes No Exercise of Renewal Options

	Anchor Tenants (3)				Non-Anchor Tenants				Total Tenants

		Percent of	In Place	Percent of		Percent of	In Place	Percent of		Percent of	In Place	Percent of
	Square	Total Square	Min Rent	Total	Square	Total Square	Min Rent	Total	Square	Total Square	Min Rent	Total
Year	Feet	Feet	PSF	Revenue (4)	Feet	Feet	PSF	Revenue (4)	Feet	Feet	PSF	Revenue (4)
M-T-M	0	0%	$0	0%	150	2%	$25.73	2%	150	1%	$25.73	1%
2020	12	0%	9.17	0%	176	3%	28.22	3%	188	1%	27.01	1%
2021	892	7%	11.72	6%	1,142	18%	29.39	17%	2,034	11%	21.64	12%
2022	1,917	16%	12.77	15%	1,031	16%	29.92	16%	2,948	16%	18.77	15%
2023	1,520	12%	11.06	10%	923	14%	30.90	14%	2,443	13%	18.55	13%
2024	1,911	16%	12.04	14%	916	14%	30.78	14%	2,827	15%	18.11	14%
2025 - 2030	5,230	42%	13.83	45%	2,018	31%	31.90	32%	7,248	39%	18.86	38%

(1)	Rent growth is on a same space and cash basis. Comparable leases include leases that were executed within two years of the date the prior tenant vacated.
(2)	Reflects in-place leases as of September 30, 2020.
(3)	Anchor tenants represent any tenant at least 10,000 square feet.
(4)	Revenue includes minimum base rent only.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Portfolio Operating Information (continued)

(at pro rata share)

(in thousands, except percentages)

Occupancy
	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Signed Basis
Anchor (1)	96.1%	95.9%	96.9%	97.7%	97.0%
Non-Anchor	87.7%	89.0%	90.4%	90.8%	90.7%
Total Signed	93.0%	93.4%	94.5%	95.2%	94.7%

Commenced Basis
Anchor (1)	94.3%	94.1%	95.1%	96.2%	95.5%
Non-Anchor	84.9%	86.3%	87.0%	87.1%	87.0%
Total Commenced	90.9%	91.2%	92.1%	92.8%	92.4%

Same Property (2)
Signed Basis	93.7%	94.4%	95.4%	95.9%	95.3%
Commenced Basis	91.4%	92.2%	92.9%	93.4%	93.1%

Average Base Rents (3)
	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Commenced Basis
Anchor (1)	$13.97	$13.92	$14.03	$13.93	$13.71
Non-Anchor	29.78	29.66	30.43	30.03	29.71
Total	$20.12	$20.04	$20.06	$19.87	$19.53

Same Property Net Operating Income (4)
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2020	2019	% Change	2020	2019	% Change
Revenue (5)
Minimum Rent, net	$82,074	$85,395	(3.9)%	$244,612	$254,809	(4.0)%
Uncollectible Revenue Reserve	(1,621)	(463)	250.1%	(8,575)	191	(4,589.5)%
Percentage Rent	669	1,012	(33.9)%	1,236	2,573	(52.0)%
Tenant Reimbursements, net	25,735	25,970	(0.9)%	76,289	77,111	(1.1)%
Other	1,242	1,764	(29.6)%	3,957	5,415	(26.9)%
	$108,099	$113,678	(4.9)%	$317,519	$340,099	(6.6)%
Expenses
Property Operating Expenses	$19,505	$19,449	0.3%	$55,873	$56,829	(1.7)%
Real Estate Taxes	15,597	14,815	5.3%	44,802	44,589	0.5%
	35,102	34,264	2.4%	100,675	101,418	(0.7)%
SPNOI	$72,997	$79,414	(8.1)%	$216,844	$238,681	(9.1)%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.
(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.

Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.
(4)	Same Property NOI includes the Company's share of unconsolidated real estate joint ventures and partnerships.

It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Revenue reduced due to lease related reserves and write-offs. See breakout on p.42.

Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof

Weingarten Realty Investors

Top 40 Core-Based Statistical Area (CBSA) Ranked by Population

as of September 30, 2020

(at pro rata share)

(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	3	663	4.7%	96.2%
4	Dallas-Fort Worth-Arlington, TX	1	353	1.5%	88.3%
5	Houston-The Woodlands-Sugar Land, TX	29	3,156	16.6%	92.6%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	523	2.8%	91.4%
7	Miami-Fort Lauderdale-West Palm Beach, FL	14	2,096	10.7%	91.0%
9	Atlanta-Sandy Springs-Roswell, GA	10	1,245	5.5%	96.9%
10	Phoenix-Mesa-Scottsdale, AZ	15	1,506	6.8%	95.1%
12	San Francisco-Oakland-Hayward, CA	3	437	3.1%	96.9%
13	Riverside-San Bernardino-Ontario, CA	1	311	1.8%	97.8%
15	Seattle-Tacoma-Bellevue, WA	7	417	2.6%	98.1%
17	San Diego-Carlsbad, CA	3	284	1.6%	74.4%
18	Tampa-St. Petersburg-Clearwater, FL	4	912	4.1%	93.6%
19	Denver-Aurora-Lakewood, CO	4	659	3.2%	96.3%
22	Orlando-Kissimmee-Sanford, FL	5	933	5.1%	97.1%
23	Charlotte-Concord-Gastonia, NC-SC	1	117	0.4%	64.5%
24	San Antonio-New Braunfels, TX	5	528	1.6%	77.2%
25	Portland-Vancouver-Hillsboro, OR-WA	2	23	0.1%	92.3%
26	Sacramento--Roseville--Arden-Arcade, CA	1	104	0.3%	84.0%
28	Las Vegas-Henderson-Paradise, NV	4	700	2.6%	98.7%
29	Austin-Round Rock, TX	1	351	1.8%	98.5%
36	San Jose-Sunnyvale-Santa Clara, CA	3	507	3.3%	80.8%
	Top 40 CBSA's Ranked by Population	120	15,825	80.2%	92.7%
	All other CBSA's Ranked by Population	42	5,142	19.8%	93.9%
	Grand Total	162	20,967	100.0%	93.0%

(1) ABR includes ground leases

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors

Summary Property Listing

As of September 30, 2020

		Gross Leasable Area
	# of	WRI	Joint Venture	Owned
ALL PROPERTIES BY STATE	Properties	Owned	Share	by Other	Total

Arizona	19	1,885,644	93,341	884,480	2,863,465
California	17	2,813,281	—	408,931	3,222,212
Colorado	4	658,634	—	513,919	1,172,553
Florida	28	4,392,775	1,607,764	918,898	6,919,437
Georgia	11	1,247,896	180,569	559,234	1,987,699
Kentucky	1	168,697	—	49,410	218,107
Maryland	1	80,869	—	—	80,869
Nevada	4	700,428	—	171,335	871,763
New Mexico	1	118,721	—	27,330	146,051
North Carolina	10	1,517,842	—	293,952	1,811,794
Oregon	2	22,694	90,776	66,276	179,746
Tennessee	4	500,210	—	154,340	654,550
Texas	50	5,999,745	1,627,549	1,971,726	9,599,020
Virginia	3	442,527	7,217	—	449,744
Washington	7	417,389	325,047	65,571	808,007
Total	162	20,967,352	3,932,263	6,085,402	30,985,017

Footnotes for detail property listing

(1)  Denotes partial ownership.  The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

(2)  Denotes property currently under development.

(3)  Denotes properties that are not consolidated for SEC reporting purposes.

(4)  Denotes single tenant retail property.

(5)  Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.

(6)  River Oaks Shopping Center – West includes The Driscoll at River Oaks which is under development.

(  )  Retailers in parenthesis are not a part of the owned property.

Notes:  Square feet is reflective of area available to be leased.  Average Base Rent per Leased SF excludes ground leases.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.49	90.7%		Office Max, Ace Hardware
Camelback Miller Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		150,711	150,711	13.52	90.7%	Sprouts Farmers Market	T.J. Maxx, PetSmart
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	21.06	95.4%	Fry’s Supermarket	(LA Fitness)
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.45	94.8%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		112,055	304,107	9.82	95.5%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Madison Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		90,264	90,264	28.85	95.4%	Safeway
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	23.46	88.2%		(Wells Fargo)
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,088	21,088	N/A	91.3%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,559	157,559	16.33	94.2%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.86	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		75,128	204,928	17.86	97.6%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,046	155,046	33.93	93.5%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	37.52	96.6%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		61,102	61,102	20.10	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,992	24.91	100.0%	Safeway	(Target), CVS, OfficeMax, PetSmart
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	21.36	96.5%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.00	76.6%	Safeway	Dollar Tree
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,170	343,298	26.04	97.9%		(Home Depot), (Nordstrom Rack), Jo-Ann Fabric, Cost Plus World Market, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	18.68	75.4%		(CVS Drug)
Arizona Total:	# of Properties:	19			1,885,644	2,863,465	20.90	94.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,775	169,775	46.29	97.5%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.30	100.0%	Superior Grocers	Dollar Tree
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	20.18	95.0%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,722	310,722	22.53	97.8%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	12.47	84.0%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		128,740	128,740	29.60	67.6%		T.J. Maxx, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,160	134,420	21.65	78.4%
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		34,880	80,086	35.42	85.8%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	31.60	97.6%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	25.82	94.7%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		142,598	232,367	27.37	99.5%	(Safeway)	(CVS), Jo-Ann Fabric, 99 Cents Only, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		171,029	171,029	20.52	55.4%		BevMo, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		131,821	201,716	38.50	94.1%	Sprouts Farmers Market	Walgreens
Stevens Creek Central	San Jose-Sunnyvale-Santa Clara, CA		100.0%		204,466	204,466	32.57	93.3%	Safeway	Marshalls, Total Wine, Cost Plus World Market
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	17.16	95.4%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	15.84	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes, Dollar Tree
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	22.36	97.3%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	17			2,813,281	3,222,212	24.86	91.4%
Colorado
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,080	109,080	19.65	98.8%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.16	94.5%	King Sooper's	Ace Hardware, (Target)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,725	129,425	31.72	90.7%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		328,276	663,500	15.56	97.5%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart, Burlington
Colorado Total:	# of Properties:	4			658,634	1,172,553	17.80	96.3%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,506	306,506	12.38	99.2%	Publix	Bed Bath & Beyond, T.J. Maxx, Jo-Ann Fabric, Michaels, American Signature Furniture
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	46,134	188,278	14.63	100.0%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	6,133	60,738	15.79	81.3%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	17.22	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,597	117,597	24.26	92.2%	Aroma Market & Catering	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		402,822	408,803	14.34	94.1%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta Beauty
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,751	142,779	20.48	91.8%		Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	26,333	153,641	20.20	93.5%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,769	21.88	98.1%	Publix	Target, Chewy.com
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,835	237,203	20.20	95.4%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,625	323,382	17.36	100.0%	Publix	Marshalls, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,851	98,851	17.94	89.3%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,190	132,647	18.83	100.0%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		658,322	658,322	25.27	84.3%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, Nordstrom Rack
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.88	95.4%	Fresco Y Mas	T.J. Maxx, Dollar Tree
Village Green Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		70,240	70,240	30.34	90.1%	Trader Joe's
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	17.39	92.2%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		114,056	136,556	30.11	96.8%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	133,726	347,958	19.54	100.0%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		492,935	492,935	15.97	95.9%		Hobby Lobby, Ross Dress for Less, Marshalls, Old Navy, Staples, Stein Mart, Barnes & Noble, Petco, Big Lots
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	30.89	98.6%	Whole Foods	Golf Galaxy, Michaels
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,370	326,850	25.44	97.7%	Publix	HomeGoods, Stein Mart, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		95,211	95,211	30.16	96.7%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,114	269,924	17.81	97.7%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.71	89.3%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,430	14.78	98.6%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		377,019	610,106	18.84	92.1%	(Publix)	Marshalls, Bealls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		267,819	267,819	16.76	99.4%	Sprouts Farmers Market	Hobby Lobby, Bed Bath & Beyond, Barnes & Noble, Old Navy, Cost Plus World Market
Florida Total:	# of Properties:	28			4,392,775	6,919,437	19.36	93.7%
Georgia
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.44	83.8%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	16.92	100.0%		Burlington, DSW, LA Fitness, American Signature Furniture
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,581	76,581	16.34	100.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,503	332,699	18.34	93.7%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,930	15.07	100.0%		buybuy BABY, Ross Dress for Less, Party City
North Decatur Station	Atlanta-Sandy Springs-Roswell, GA		51.0%	(1)(3)	45,277	88,778	31.84	98.6%	Whole Foods
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		380,686	380,686	20.29	97.7%	Walmart Supercenter	Hobby Lobby, Cost Plus World Market, DSW
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,205	17.82	100.0%	Publix
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		145,496	327,261	22.20	97.0%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,056	201,056	16.83	94.4%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	11			1,247,896	1,987,699	19.07	96.9%
Kentucky
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	15.33	100.0%	Kroger	(PetSmart), (T.J. Maxx), Party City
Kentucky Total:	# of Properties:	1			168,697	218,107	15.33	100.0%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,869	80,869	69.57	66.6%		DXL Mens Apparel
Maryland Total:	# of Properties:	1			80,869	80,869	69.57	66.6%
Nevada
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		331,740	366,394	19.96	99.0%	Walmart	Ross Dress for Less, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,160	194,873	13.76	99.0%	El Super	Factory 2 U, CVS
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,817	148,659	13.10	97.5%	La Bonita Grocery	(Ross Dress for Less)
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	14.34	98.7%	Smith’s Food
Nevada Total:	# of Properties:	4			700,428	871,763	15.77	98.7%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		118,721	146,051	21.46	89.5%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			118,721	146,051	21.46	89.5%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	18.78	64.5%	(Walmart Supercenter)
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,327	81,327	29.72	100.0%	Harris Teeter

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	19.05	89.4%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.94	100.0%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	19.96	96.4%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		82,566	82,566	14.43	94.8%	Lidl
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	21.25	97.7%	Harris Teeter
Northwoods Shopping Center	Raleigh, NC		100.0%		77,802	77,802	12.39	98.2%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		468,402	468,402	12.74	98.8%	Food Lion	Target, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,623	188,623	14.53	94.2%	Harris Teeter	Stein Mart, Walgreens
North Carolina Total:	# of Properties:	10			1,517,842	1,811,794	15.43	94.5%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,226	19.77	88.2%	(Winco Foods)	T.J. Maxx
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	29.69	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	2			22,694	179,746	23.51	92.3%
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	12.59	100.0%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		168,816	306,556	23.87	94.4%		(Target), Best Buy, PetSmart, REI
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		228,796	245,396	11.48	98.1%	Kroger	Marshalls, HomeGoods, Stein Mart
Tennessee Total:	# of Properties:	4			500,210	654,550	15.78	97.2%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	17.81	98.5%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy, Total Wine
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		27,846	144,846	N/A	0.0%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%		18,163	18,163	26.16	100.0%
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		352,800	462,800	16.95	88.3%	Sprouts Farmers Market	Burlington, PetSmart, T.J. Maxx, (Home Depot), buybuy BABY
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,743	131,620	10.73	94.3%	Sellers Bros.	Harbor Freight Tools, dd's Discount
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	22.14	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		241,149	241,149	16.92	100.0%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels, I-Tile
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	8.77	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	18.28	100.0%	99 Ranch Market
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,361	210,361	12.77	81.3%	Randall’s	Office Depot, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,014	80,093	10.07	89.6%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	14,043	93,620	21.21	96.3%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%		H-E-B Fulfillment Center
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		71,277	71,277	9.72	99.4%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	25,881	172,540	11.60	98.6%	Sellers Bros.	Famsa, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,416	129,440	14.10	81.9%		Crunch Fitness, Spec’s, Northern Tool & Equipment Co.
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		157,822	157,822	18.26	95.7%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Kings Crossing	Houston-The Woodlands-Sugar Land, TX		100.0%		126,397	126,397	18.88	96.6%		CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX		100.0%		92,657	92,657	28.23	100.0%		Best Buy, Cost Plus World Market
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX		100.0%		71,265	71,265	14.37	98.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX		100.0%	(6)	229,960	229,960	44.66	84.9%	Kroger	Barnes & Noble, Talbots, Ann Taylor, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX		100.0%		166,777	166,777	18.92	92.5%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX		100.0%		10,000	55,460	39.80	100.0%
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX		70.0%	(1)	176,380	282,613	15.83	98.8%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	18,668	124,453	17.56	82.1%	Food-A-Rama	CVS, Family Dollar
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX		100.0%		183,940	183,940	39.11	97.0%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
The Shops at Hilshire Village	Houston-The Woodlands-Sugar Land, TX		100.0%		117,473	117,473	15.82	95.6%	Kroger	Walgreens
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX		100.0%		168,724	326,545	20.18	82.2%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX		57.8%	(1)(3)	283,949	491,687	27.25	97.6%	H-E-B	PetSmart, Academy, Nordstrom Rack, Burlington, Ross Dress for Less
West Gray	Houston-The Woodlands-Sugar Land, TX		100.0%		36,900	36,900	27.29	68.8%
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		218,756	347,475	18.36	74.3%	Whole Foods Market	(Target), Ross Dress for Less, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		130,851	130,851	19.17	93.8%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX		100.0%		347,339	347,339	14.59	98.8%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX		100.0%		242,282	484,149	15.26	87.9%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, HomeGoods
Plantation Centre	Laredo, TX		100.0%		136,487	144,129	17.92	98.2%	H-E-B

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	143,976	500,084	12.87	97.9%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot, (HomeGoods), (Forever 21)
Market at Nolana	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	20,569	245,057	23.18	85.0%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	19.22	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
McAllen Center	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	41,851	83,702	N/A	41.8%		Xtreme Jump
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,383	74,766	19.18	89.8%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	180,444	492,797	16.05	97.8%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		265,760	570,921	13.83	76.2%		(Target), (Kohl's), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,347	176,694	15.45	73.3%	H-E-B
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		418,020	498,020	14.35	88.9%	(H-E-B)	Marshalls, Bob Mills Furniture, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	0.0%
Stevens Ranch	San Antonio-New Braunfels, TX		50.0%	(1)	10,657	21,314	30.22	88.5%
The Shoppes at Wilderness Oaks	San Antonio-New Braunfels, TX		100.0%		20,081	20,081	28.48	31.3%
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,807	13.18	81.3%	H-E-B	Tuesday Morning
Texas Total:	# of Properties:	50			5,999,745	9,599,020	18.98	90.1%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	35.95	99.4%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1			250,811	250,811	35.95	99.4%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	38.71	98.5%	Whole Foods
Covington Esplanade	Seattle-Tacoma-Bellevue, WA		100.0%		187,388	187,388	34.31	96.6%		The Home Depot
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,236	18.48	100.0%	(Safeway)	Jo-Ann Fabric, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,290	80,961	35.73	100.0%	Metropolitan Market	Bartell's Drug
Rainier Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,735	22.07	97.1%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	17.15	100.0%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%		63,663	63,663	35.35	100.0%	Whole Foods
Washington Total:	# of Properties:	7			417,389	808,007	32.19	98.1%
Total Operating Properties	# of Properties:	160			20,775,636	30,786,084	20.12	93.0%

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
New Development
Virginia
Centro Arlington	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	64,953	72,170			Harris Teeter
West Alex	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	126,763	126,763			Harris Teeter
Virginia Total:	# of Properties:	2			191,716	198,933
Total New Developments	# of Properties:	2			191,716	198,933
Operating & New Development Properties	# of Properties:	162			20,967,352	30,985,017

Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						422,532
Colorado
Highway 85 and Highway 285, Sheridan						165,964
Colorado Total:						165,964
Florida
SR 207 at Rolling Hills Dr., St. Augustine						69,696
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
Florida Total:						361,984
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						970,604
Georgia Total:						970,604
North Carolina
Capital Blvd & Stadium Drive, Wake Forest						95,354
Highway 17 and Highway 210, Surf City						477,810
U.S. Highway 1 at Caveness Farms Rd., Wake Forest						911,929
North Carolina Total:						1,485,093
Texas
9th Ave. at 25th St., Port Arthur						243,065
Culebra Road and Westwood Loop, San Antonio						60,984
East Orem, Houston						121,968
FM 1957 (Potranco Road) and FM 211, San Antonio						5,245,321
FM 2920 and Highway 249, Tomball						95,832
Gattis School Rd. at A.W. Grimes Blvd., Round Rock						47,437
Highway 3 at Highway 1765, Texas City						200,812
Nolana Ave. and 29th St., McAllen						163,350
Northwest Freeway at Gessner, Houston						43,396
Rock Prairie Rd. at Hwy. 6, College Station						157,687
SH 151 and Ingram Rd., San Antonio						252,692
Shary Rd. at North Hwy. 83, Mission						172,498
U.S. 77 and 83 at SHFM 802, Brownsville						914,723
US Hwy. 281 at Wilderness Oaks, San Antonio						396,962
Texas Total:						8,116,727
Total Unimproved Land						11,522,904

Other Topics of Interest

Weingarten Realty Investors

Share Repurchase Summary

As of September 30, 2020

(in thousands, except share prices)

Quarter	# of Shares	Avg. Share Price	Gross Purchase
Q1 2020	847	$ 21.47	$ 18,194
Q2 2020	-	-	-
Q3 2020	-	-	-
YTD 2020	847	$ 21.47	$ 18,194

Weingarten Realty Investors

COVID-19 Impact – Tenant Status

As of October 26, 2020

(at pro rata share)

	Percent of Annualized Base Rent(1)	Q2 20 Cash Payments Received(2)	July Cash Payments Received(2)	August Cash Payments Received(2)	September Cash Payments Received(2)	Q3 Cash Payments Received(2)	October Cash Payments Received(2)
Essential & Restaurants
Supermarkets	14%	100%	100%	100%	100%	100%	100%
Full Service Restaurants	10%	70%	79%	82%	80%	80%	78%
Quick Service Restaurants	9%	83%	87%	88%	86%	87%	82%
Medical	6%	83%	97%	97%	98%	98%	95%
Auto and Other Essentials	5%	92%	92%	93%	88%	91%	82%
Pet Stores and Services	4%	97%	91%	100%	100%	97%	99%
Bank / Financial Service	4%	100%	100%	100%	100%	100%	99%
General Merchandise (Dollar Stores)	2%	91%	100%	100%	100%	100%	100%
Home Improvement	2%	98%	100%	100%	100%	100%	99%
Sporting Goods	2%	59%	80%	100%	88%	89%	87%
Drugstores	2%	91%	98%	98%	98%	98%	97%
Liquor and Wine	1%	100%	100%	100%	100%	100%	99%
Electronics	1%	100%	100%	100%	100%	100%	100%
Office	1%	100%	100%	100%	100%	100%	100%
Total Essential	63%	88%	93%	95%	93%	93%	91%

Non-essential
Services	10%	79%	91%	93%	89%	91%	81%
Discount Apparel	8%	76%	73%	92%	88%	84%	88%
Home Furnishings	4%	80%	91%	97%	96%	95%	98%
Health Club	3%	43%	77%	45%	48%	58%	44%
Some Apparel	4%	57%	81%	83%	83%	82%	85%
Craft	2%	85%	98%	99%	99%	99%	96%
Beauty Supplies	1%	80%	99%	99%	98%	98%	99%
Recreation/Entertainment	1%	72%	39%	90%	74%	64%	63%
Movie Theaters	1%	48%	31%	15%	28%	24%	35%
Footwear	1%	77%	100%	99%	99%	99%	98%
Books	1%	26%	100%	100%	100%	100%	88%
Party Supplies	1%	42%	48%	96%	96%	80%	96%
Other	0%	97%	95%	79%	74%	80%	67%
Total Non-Essential	37%	71%	82%	86%	84%	84%	81%

Cash Collected	100%	82%	89%	91%	90%	90%	87%

Signed Deferrals		14%	6%	2%	3%	4%	2%
Abatements		2%	1%	1%	1%	1%	0%
Cash Collected + Deferral and Abatements		98%	96%	94%	94%	95%	89%

Tenant Size

	Percent of Annualized Base Rent(1)	Q2 20 Cash Payments Received(2)	July Cash Payments Received(2)	August Cash Payments Received(2)	September Cash Payments Received(2)	Q3 Cash Payments Received(2)	October Cash Payments Received(2)
Anchors (> 10K SF)	45%	83%	88%	93%	91%	91%	90%
Mid Tier (5K - 10K SF)	13%	72%	87%	87%	88%	87%	85%
National / Regional Small Shops (<5K SF)	23%	84%	93%	94%	94%	94%	91%
Local Small Shops (<5K SF)	19%	82%	85%	87%	82%	84%	78%
Cash Collected	100%	82%	89%	91%	90%	90%	87%

Business Type(3)

	Percent of Annualized Base Rent(1)	Q2 20 Cash Payments Received(2)	July Cash Payments Received(2)	August Cash Payments Received(2)	September Cash Payments Received(2)	Q3 Cash Payments Received(2)	October Cash Payments Received(2)
Essential & Restaurants	63%	89%	94%	96%	94%	93%	92%
Non-essential	37%	71%	82%	86%	84%	84%	81%
Cash Collected	100%	82%	89%	91%	90%	90%	87%

(1) Commenced occupancy as of September 30, 2020.
(2) Based upon information as of October 26, 2020.
(3) Definitions can vary by location. This represents the definition of a majority of the municipalities in which centers are located.
Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Schedule of Uncollectible Revenue

(in thousands)

Uncollectible Revenue (Contra Revenue)/Recoveries included in Supplemental Income Statement Detail (page 7) (as Reported)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2020	2019	$ Change	2020	2019	$ Change

Base Minimum Rent, net	$(1,713)	$(249)	$(1,464)	$(16,475)	$519	$(16,994)
Straight Line Rent, net	320	(199)	519	(12,117)	(271)	(11,846)
Tenant Reimbursements, net	(35)	(81)	46	(1,582)	(81)	(1,501)
Impact to Rentals, net	$(1,428)	$(529)	$(899)	$(30,174)	$167	$(30,341)

Uncollectible Revenue (Contra Revenue)/Recoveries (at Prorata Share)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2020	2019	$ Change	2020	2019	$ Change

Base Minimum Rent, net	$(1,876)	$(245)	$(1,631)	$(17,434)	$614	$(18,048)
Straight Line Rent, net	316	(249)	565	(12,495)	(321)	(12,174)
Percentage Rent, net	—	(9)	9	—	(9)	9
Tenant Reimbursements, net	10	(125)	135	(1,733)	(125)	(1,608)
Impact to Rentals, net	$(1,550)	$(628)	$(922)	$(31,662)	$159	$(31,821)

Same Property Net Operating Income - Uncollectible Revenue (Contra Revenue)/Recoveries (page 30) (at Prorata Share)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2020	2019	$ Change	2020	2019	$ Change

Minimum Rent, net	$—	$—	$—	$(10,242)	$—	$(10,242)
Uncollectible Revenue Reserve	(1,621)	(463)	(1,158)	(8,575)	191	(8,766)
Tenant Reimbursements, net	—	—	—	(716)	—	(716)
Impact to SPNOI	$(1,621)	$(463)	$(1,158)	$(19,533)	$191	$(19,724)

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.